Exhibit 99.1

Certification of Chief Executive Officer
pursuant to 18 U.S.C. §1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

     I, Harry J. Carr, hereby certify pursuant to 18 U.S.C. §1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i)

The accompanying Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Tellium, Inc.

/s/ HARRY J. CARR

Harry J. Carr Chief Executive Officer